LEASE AGREEMENT

     THIS LEASE AGREEMENT (hereinafter called the "Lease") is made and entered into this 10th day of July, 1995, by and between Rand Realty CO (hereinafter called "Landlord"); and Electronic Claims & Funding, Inc. (hereinafter called "Tenant").

     1. PREMISES. Landlord does hereby rent and lease to Tenant and Tenant does hereby rent and lease from Landlord for general office use reasonable and customary for a project such as the Property (as defined below) only and for no other purposes whatsoever, the space described below consisting of 6,400 rentable square feet of space known as Suite 200 hereinafter referred to as (the "Premises") as described and shown on the floor plan attached hereto marked Exhibit "A-1" and located on the Property as described and shown on Exhibit "A" attached hereto and made a part hereof (the "Property") together with the non-exclusive right to use the common area and parking areas on the Property (as the same may from time to time be changed by Landlord) in common with all other tenants of the Property with any other parties permitted by Landlord to use such areas.

     2. LEASE TERM. Tenant shall have and hold the Premises for a term ("Term") commencing on August 1, 1995 (the "Commencement Date") and shall terminate at noon on the last day of January 31, 2001 (the "Expiration Date") sixty-six (66) full calendar months following the Commencement Date, unless sooner terminated or extended as hereinafter provided.

     3. RENT. Tenant shall pay to Landlord, at 4637 Buford Highway, Atlanta, GA 30341 or at such other place as Landlord shall designate in writing to Tenant; the ("Base Rent") as set forth in Exhibit "D", due on the first day of each calendar month, in advance, without abatement, demand, deduction or offset whatsoever. One full monthly installment of Base Rent shall be due and payable on the date of execution of this Lease by Tenant for the first month's Base Rent and a like monthly installment of Base Rent shall be due and payable on or before the first day of each calendar month following the Commencement Date during the Term hereof; provided, that if the Commencement Date should be a date other than the first day of a calendar month, Tenant shall pay, on or before the Commencement Date, a prorated monthly Based Rent installment for the period from the Commencement Date to the end of the Base Rent due for the first full calendar month of the Term. Tenant shall pay, as additional rent ("Additional Rent"), all other sums due from Tenant under this Lease (the term "Rent", as used herein, means all Base Rent and Additional Rent payable hereunder from Tenant to Landlord).

     4. RENT ADJUSTMENT. The rent shall be adjusted pursuant to Special Stipulation 1 which shall be incorporated herein by this reference.

     5. LATE CHARGE INTEREST. Other remedies for non-payment of Rent notwithstanding, if either the monthly payment of Base Rent or Tenant's monthly payment of the estimated Tenant's Share of Common Area Maintenance Cost is not received by Landlord on or before the fifth (5th) day of the month for which the Base Rent or such estimated Tenant's Share payment is due, or if any other payment due Landlord by Tenant is not received by Landlord on or before the fifth (5th) day following the date such payment is due as herein provided or the date on which Tenant was invoiced, a late charge of fifteen percent (15%) percent of such past due amount shall be due and payable by Tenant to Landlord as Additional Rent as compensation for Landlord's administrative expenses in handling such late payments. In addition, interest at a rate equal to the lower of the then current prime rate of NationsBank of Georgia, N.A., plus three percent (3%) or the highest rate permitted by applicable law, from the fifth
(5th) day after the date such payment was due until such payment is received by Landlord, shall be due and payable as Additional Rent in addition to such amounts owed under this Lease.

     6. PARTIAL PAYMENT. No payment by Tenant or acceptance by Landlord of an amount less than the Rent herein stipulated shall be deemed a waiver of any other Rent due. No partial payment or endorsement on any check or any letter accompanying such payment of Rent shall be deemed an accord and satisfaction, but Landlord may accept such payment without prejudice to Landlord's right to collect the balance of any Rent due under the terms of this Lease or any late charge assessed against Tenant hereunder.

     7. CONSTRUCTION OF THIS AGREEMENT. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant of his obligations, hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. Time is of the essence of this Lease.

     8. USE OF THE PREMISES. "Tenant shall use and occupy the Premises for the purpose described in Paragraph 1 above and for no other purpose whatsoever. The Premises shall not be used for an illegal purpose, nor in violation of any valid regulation of any governmental body, nor in any manner to create any nuisance or trespass nor in any manner to violate the insurance or increase the rate of the insurance on the Property or any of the buildings located on the Property.

     9. DEFINITIONS. "Landlord", as used in this Lease, shall include first party, its representatives, assigns and successors in title to the Premises. "Tenant" shall include second party, its heirs and representatives, and, if this Lease shall be validly assigned or sublet, shall also included Tenant's assignees or subtenants as to the Premises or portion thereof, covered by such assignment or sublease. "Landlord" and "Tenant" include male and female, singular and plural, corporation (and if a corporation, its officers, employees, agents or attorneys), partnership or individual, as may fit the particular parties.
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     10.  REPAIRS BY LANDLORD.  Tenant,  by taking  possession  of the Premises, shall accept and shall be held to have accepted the Premises and the leasehold improvements therein, as suitable for the use intended by this Lease. Landlord shall be responsible for repair of the building's roof, foundation, exterior walls, common areas and structural portions, provided such repairs are not necessary due to the act or omission of Tenant, Tenant's invitees or anyone in the employ or control of Tenant or by Tenants failure to repair the Premises as required by Paragraph 11 below. Tenant shall promptly notify Landlord in writing of the need for any such repairs which Tenant believes need to be made and Landlord shall repair any such items (which Landlord is obligated to repair) within a reasonable time thereafter.

     11. REPAIRS BY TENANT. Tenant shall be solely responsible for any and all costs and expenses necessary to repair or restore any damage or injury to all or any part of the Premises caused by Tenant or Tenant's agent, employees, invitees, licenses, visitors or contractors, including but not limited to any repairs or replacements necessitated by (i) the construction or installation of improvements to the Premises by or on behalf of Tenant, or (ii) the moving of any property into or out of the Premises. Landlord or its contractor shall make all such repairs and replacements and the costs of such repair or replacements shall be charged to Tenant as Additional Rent and shall become due and payable by Tenant with the monthly installment of Base Rent next due hereunder. Landlord shall be obligated to make any such repairs until Tenant notifies Landlord in writing of the need for such repairs. Tenant accepts the Premises in their present condition and as suited for the uses intended by Tenant. Tenant shall, throughout the initial term of this Lease, and any extension or renewal thereof, at its expense, maintain in good order and repair the Premises, including the building, heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and heating units) and other improvements located thereon, except those repairs expressly required to be made by Landlord hereunder.

     12. ALTERATIONS AND IMPROVEMENTS. Tenant shall not make or allow to be made any alterations, physical additions or improvements in or to the Premises without first obtaining in writing Landlord's written consent for such alterations or additions, which shall not be unreasonably withheld. Any alterations, physical additions or improvements shall at once become the property of Landlord; provided, however, that Landlord, at its option, may require Tenant to remove any leasehold improvements, physical additions or improvements in the Premises in order to restore the Premises to the condition which existed prior to Landlord leasing the Premises to Tenant. All costs of alterations, additions or improvements to which Landlord consents shall be borne by Tenant. Landlord shall, under no circumstances during the Term of this Lease, be required by to carry any insurance on nor shall Landlord be liable for any damage or loss to said alterations, additions or improvements or to any leasehold improvements made by Landlord for the benefit of Tenant; and provided further, that under no circumstances shall Landlord be required to pay, during the Term of this Lease and any extensions or renewals thereof, any ad valorem or Property tax on such alterations, additions or improvements. Tenant hereby covenants to pay all such taxes when they become due. In the event any alterations, additions improvements, or repairs are to be performed by contractors or workmen other than Landlord's contractors or workmen, such contractors or workmen must first be approved in writing by Landlord. During the construction of any such alterations, additions or improvements, Tenant shall carry insurance in types and amounts and with carriers reasonably acceptable to Landlord. Tenant shall comply with all reasonable rules and regulations adopted by Landlord for construction in the Building. Tenant shall keep the Building and the Property and Landlord's interest therein free from any liens arising from any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Notice is hereby given that neither Landlord nor any mortgagee or lessor of Landlord shall be liable for any labor or materials furnished to Tenant. If any lien is filed for such work or materials, such lien shall encumber only Tenant's interest in leasehold improvements in the Premises. Within ten (10) days after Tenant learns of the filing of any such lien, Tenant shall either discharge or cancel such lien of record or post a bond sufficient under the laws of the State of Georgia to cover double the amount of the lien claim plus any penalties, interest, attorney's fees, court costs and other legal expenses in connection with such lien. If Tenant fails to so discharge or bond such lien within ten (10) calendar days after written demand from Landlord, Landlord shall have the right, at Landlord's option, to pay the full amount of such lien without inquiry into the validity thereof and Landlord shall be promptly reimbursed upon demand by Tenant for all amounts so paid by Landlord including expenses, interest and attorney's fees.

     13. COMMON AREA MAINTENANCE COST. (a) Tenant agrees to reimburse Landlord, upon taking occupancy of Premises, as Additional Rent hereunder, throughout the Term, including any extensions or renewals thereof, for Tenant's Share (as defined below) of the annual Common Area Maintenance Costs (as defined in subparagraph (b) below which is estimated to be .52 cents per square foot for
1995) of the Building and related common and areas, including the parking areas. The Common Area Maintenance Cost per square foot of the Building shall be determined by dividing the total Common Area Maintenance Costs incurred for the calendar year in question and dividing it by the total number of rentable square feet in the buildings located on the Property as described in Exhibit "A", but in no event shall Landlord be reimbursed for more than the total Common Area Maintenance Cost actually incurred during the year in question. Tenant's pro rata share of the Common Area Maintenance Cost shall be determined by multiplying such amount by the number of rentable square feet contained with- in the Premises (hereinafter called "Tenant's Share"). Landlord and Tenant hereby conclusively agree that, for purposes of this Paragraph 13, the gross square footage of the Premises is 7,000 gross square feet and the gross square feet of the Property is 39,763, square feet and Tenant's Share shall be determined based on such amounts. For purposes of calculation, the gross area leased to Tenant shall be 17.60% of the entire Property. If the size of the Property or the Premises is changed, the parties hereby agree to recalculate Tenant's Share following such change.

                                       (b) Common Area Maintenance Cost shall be
all those expenses of operating, servicing, managing, repairing and maintaining the Property in a first-class manner deemed by Landlord reasonable and appropriate and in the best interest of the tenants of the Property. Common Area Maintenance Cost shall include, without limitation the following: (i) the wages and salaries of all employees engaged in the operation and maintenance of the Property; (ii) materials used in the operations and maintenance of the Property
(iii) the cost of maintenance and service agreements on landscaping, grounds maintenance, trash and snow removal, and other similar services or agreements;
(iv) management expense, including, without limitation, management fees and expenses whether paid to Landlord, if Landlord manages the Property or to a third party management company; (v) the costs, including interest, amortized over its useful life, of any capital improvement made to the Property to comply with any governmental law or regulation that was not applicable to the Property at the time of its construction, designed to improve the operating efficiency of any system within the building or it is made or acquired to maintain the first-class nature of the Property; (vi) common area utility cost.

                                       (c) As soon as practicable after December
31 of each year during the Term of this Lease, Landlord shall furnish to Tenant an itemized statement of such Common Area Maintenance Cost per rentable square foot within the Property for the calendar year then ended. Tenant may have access to Landlord's records, during normal business hours and at the place where Landlord keeps such records, in order to audit or otherwise verify such expenses. (i) On or before January 1 of each calendar year thereafter, Landlord shall provide Tenant a written estimate of Tenants Share of annual Common Area Maintenance Cost for the upcoming calendar year. Beginning with the first month of each calendar year, Tenant shall pay to Landlord, together with monthly payment of Base Rent as provided in Paragraph 3 hereinabove as Additional Rent hereunder, an amount equal to one-twelfth (1/12th) of the estimated Tenant's Share (as shown in Landlord's statement) of Common Area Maintenance Cost. In the event at the end of any calendar year, Tenant has paid to Landlord an amount in excess of Tenant's Share of any actual Common Area Maintenance Cost for such calendar year, Landlord shall apply any such amount to any amount then owing to Landlord hereunder, and if none, to the next due installment or installments of Rent due hereunder and in tthe event at the end of any calendar year Tenant has paid to Landlord less than Tenant's Share of any actual Common Area Maintenance Cost for such calendar year, Tenant shall pay to Landlord any such deficiency within thirty (30) days after Tenant receives the annual statement referred to above.
(ii) For the calendar year in which the Commencement Date occurs, the provisions of this paragraph shall apply, but Tenant's Share for such year shall be subject to a pro rata adjustment based upon the number of full and partial calendar months of said calendar year between the Commencement Date and December 31 of such calendar year. Landlord shall deliver to Tenant, on or before the Commencement Date, the estimated Tenant's Share for the calendar year in which the Commencement Date occurs and Tenant shall pay an equal monthly installment of such estimated amount along with Tenant's monthly payment of Base Rent. For the calendar year in which this Lease expires, and is not extended or renewed, the provisions of this paragraph shall apply, but Tenant's Share for such year shall be subject to a pro rata adjustment based upon the number of full and partial calendar months of said calendar year prior to the expiration of the Term of this Lease and shall be computed as soon as possible after December 31 of the calendar year in which such expiration occurs. If the prorated Tenant's Share for the final calendar year differs from the estimated monthly payments made by Tenant as required herein, Tenant shall pay to Landlord, or Landlord shall pay to Tenant, as the case may be, within thirty (30) days after Landlord's delivery of the applicable Operating Expense statement the amount by which Tenant's Share (as prorated) differs from the estimated payments made by Tenant.

                                       (d)  TAX  AND   INSURANCE.   Upon  taking
occupancy of Premises, Tenant shall pay monthly as Additional Rent during the term of this Lease, and any extension or renewal thereof, Tenant's Share of taxes (including; but not limited to ad valorem taxes, special assessments and any other governmental charges) on the Premises as calculated in Sub Paragraph 13(a). Based upon the estimated taxation payable for 1995 which is $22,600.00, Tenant shall be liable for a monthly amount of Tenant's Share of taxation in the amount $331.46. If such taxes for the year in which the Lease terminates are not ascertainable before payment of the last month's rental, then the amount of such taxes assessed against the Property for the previous tax year shall be used as a basis for determining the pro rata share, if any, to be paid by Tenant for that portion of the last Lease year. Tenant shall further pay monthly its Tenant's Share of the cost of fire and extended coverage insurance including any and all public liability insurance on the building during the term of this Lease. Based upon the estimated insurance payable for 1995 which is approximately $1,192.89, Tenant shall be liable for a monthly amount of Tenant's Share of insurance in the amount of $17.50.

     14. LANDLORD'S FAILURE TO GIVE POSSESSION. Landlord shall not be liable for damages to Tenant for failure to deliver possession of the Premises to Tenant if such failure is caused by no fault of Landlord, by the failure of Tenant to complete any construction or remodeling of the Premises, by Tenant's delay in delivering or commenting on construction documents by Tenant's request to use non-Property standard materials or by the failure of any previous tenant to vacate the Premises.

     15. ACCEPTANCE AND WAIVER. Landlord shall not be liable to the Tenant, its agents or employees, for any damage caused to any of them due to the Property or any of the buildings located thereon or any part or appurtenances thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or stream pipes, or from electricity, but Tenant, by moving into the Premises and taking possession thereof, shall accept, and shall be held to have accepted the Premises as suitable for the purposes for which the same are leased, and shall accept and shall be held to have accepted the Property and every appurtenances thereof, and Tenant by said act waives any and all defects therein except for latent defects that were known to Landlord at the time of entering into the Lease; provided, however, that this paragraph shall not apply to any damages or injury caused by or resulting from the negligence a willful misconduct of Landlord.

     16. SIGNS. Tenant shall not paint or place signs, placards or other advertisement of any character upon the windows or inside walls of the Premises except with the consent of Landlord, which shall not be unreasonably withheld, and Tenant shall place no signs upon the outside walls, common areas or the roof of the Premises and shall place no items in the Premises which shall visibly detract from the Property or the common areas.

     17. CARDING. Landlord may card the Premises "For Rent" or with any other appropriate sign at any time within one hundred eight (180) days prior to the expiration, cancellation or termination of this Lease for any reason and during such one hundred eighty (180) day period may exhibit the Premises to prospective tenants.

     18. REMOVAL OF FIXTURE. If not in default hereunder, Tenant may, prior to the expiration of the Term of this Lease, or any extension thereof, remove any fixtures and equipment which it has placed in the Premises which can be removed without significant damage to the Premises, provided Tenant repairs all damages to the Premises caused by such removal.

     19. ENTERING PREMISES. Landlord may enter the Premises upon reasonable prior oral notice (except in emergencies when no notice shall be required) at reasonable hours provided that Landlord shall use all reasonable efforts not to unreasonably interrupt Tenant's business operations: (1) to make repairs, if any which Landlord under the terms hereof must make to the Premises or adjacent premises, or repairs on the building; (b) to inspect the Premises to see that Tenant is complying with all of the terms and conditions hereof and with the rules and regulations for the Property; (c) to remove from the Premises any articles or signs kept or exhibited there in violation of the terms hereof; and
(d) to exercise any other right or perform any other obligation that Landlord has under this Lease. Landlord shall be allowed to take all material into and upon the Premises that may be required to make any repairs, improvements and additions, or any alterations, without in any way being deemed or held guilty of trespass or any eviction of Tenant. The Rent reserved herein shall in no circumstances be abated while said repairs, alterations or additions are being made and Tenant shall not be entitled to maintain a set-off or counterclaim for damages against Landlord by reason of loss from interruption to the business of Tenant because of the prosecution of any such work. All such repairs, decorations, additions and improvements shall be done during ordinary business hours, or, if any such work is at the request of Tenant to be done during any other hours, the Tenant shall pay all overtime and other extra costs.

     20. UTILITY BILLS. Tenant shall pay all utility bills, including, but not limited to water, sewer, gas, electricity, fuel, light and heat bills for the Premises or for Tenant's share of such charges for the Building, as applicable, and Tenant shall pay all charges for garbage collection or other sanitary services.

     21. GENERAL LIABILITY OF TENANT. Tenant shall indemnify and save harmless Landlord against all claims for damages to persons or property by reason of the use or occupancy of the Premises, and all expenses incurred by Landlord because of Tenant's use and occupancy, including attorney's fees and court costs. Tenant shall be liable for and shall hold Landlord harmless in connection with damage or injury to Landlord, the Premises and the Property and persons of Landlord's other tenants, or anyone else if due to act or neglect of Tenant, its agents, employees, invitees or of anyone in Tenant's control.

     22. INSURANCE AND WAIVER OF SUBROGATION (a) Tenant shall keep in force at Tenant's expense as long as this Lease remains in effect and during such other times as Tenant occupies the Premises or any part thereof, commercial general liability insurance covering the Premises and Tenant's use thereof, such coverage to be in amount of at least $1,000,000.00 per occurrence, on an occurrence basis with aggregate annual limits (applicable only to the Premises and not any other location) of not less than $5,000,000.00 and, if necessary, with a contractual liability endorsement for the indemnity in Paragraph 21 of this Lease. Tenant shall also keep in force "all risks" casualty coverage and water damage insurance covering Tenant's personal property, including, but not limited to inventory, trade fixtures, floor coverings, furniture and all other property of Tenant whether removable or not at the termination of this Lease, including leasehold betterments and improvements. All such insurance on leasehold betterments and improvements shall be in amounts sufficient to cover the full replacement cost of any repair or reconstruction from any such hazard during the entire Term of this Lease. All commercial general liability policies shall list Landlord and any holder of a deed to secure debt, mortgage or other security interest encumbering the Property as an additional insured as their respective interests may appear and the "all risks" casualty coverage and water damage insurance policies shall name Landlord and any holder of a to secure debt, mortgage or other security interest encumbering the Property as loss payees. All policies hereunder shall require that the insurer give Landlord thirty (30) days prior written notice before any such policies are canceled. Tenant shall deliver to Landlord certificates evidencing that such insurance is in place and all premiums have been paid and shall deliver copies of the policies to Landlord.

                                       (b)  Tenant  shall not do or suffer to be
done, or keep or suffer to be kept, anything in, upon or about the Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, or Landlord's commercial general liability policies, or which will prevent Landlord from securing such policies in companies acceptable to Landlord: If anything done, permitted to be done or suffered to be done by Tenant or kept in upon and about the Premises which shall cause the rate of fire or other insurance on the Premises to be increased beyond the minimum rate from time to time applicable to the Premises for the permitted use or permitted uses made thereof, Tenant shall pay, as Additional Rent hereunder, the amount of any such increase promptly upon demand by Landlord and shall cease such action until such payment is made. All insurance required to be carried by Tenant must be carried by companies licensed in Georgia which are reasonably acceptable to Landlord

                                       (c)  Tenant  hereby  waives any rights of
action against Landlord for loss or damage to its improvements, fixtures and personal property if such damage is covered by the type of "all risks" casualty insurance required to be carried hereunder. Tenant shall cause its policy to contain a waiver of subrogation provision.

     23. GOVERNMENTAL REQUIREMENTS. Tenant shall, at its own expense, promptly comply with all requirements of any legally constituted governmental or public authority made necessary by reason Of TENANT'S occupancy of the Premises.

     24. ABANDONMENT OF PREMISES. Tenant agrees not to abandon or vacate the Premises during the Term or the Lease and to use said Premises for the purpose herein leased and no other Until Expiration Date.

     25. ASSIGNMENT AND SUBLETTING. Tenant may not, without THe prior written consent or Landlord, which consent shall not be unreasonably witheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof or permit the use of the Premises by any party other than Tenant. In the event that Tenant is a corporation or some other entity other than an individual, any transfer of a majority or controlling interest in Tenant shall he considered an assignment for purposes of this paragraph. Consent to one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall likewise be made only upon the prior written consent of Landlord. In the event of any sublease or assignment to which Landlord consents, Tenant shall pay to Landlord fifty percent (50%) of all consideration in excess of the Rent due hereunder which Tenant receives from such assignee or subleasee. Such amount shall be payable within five (5) days of the date Tenant receives each payment from such assignee or subleasee. Subtenants or assignees shall become liable to Landlord for all obligations or Tenant hereunder but Tenant shall remain directly liable to Landlord for all Tenant's obligations under this lease.

     26. DEFAULT. If Tenant shall default lot the payment of Rent herein reserved when due and fail to cure such default within five (5) days after written notice or such default is given to Tenant by Landlord but Landlord shall be required to provide only one (1) such written notice in any calendar year and any late payment or Rent thereafter shall be an immediate default without any notice or right to cure, or if Tenant shall be in default in performing any of the terms or provisions of this Lease other than the provisions requiring the payment of Rent, and fails to cure such default within fifteen (15) days after notice of such default is given to Tenant by Landlord; or if Tenant vacates or abandons the Premises; or if Tenant is adjudicated a bankrupt; or if a permanent receiver is appointed for Tenant's Property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof, is, or is proposed to be, reduced or payment thereof deferred; or if Tenant's effects should be levied upon or attached under process against Tenant, not satisfied or dissolved within fifteen
(15) days after written notice from Landlord to Tenant to obtain satisfaction thereof; or, if Tenant is an individual, in the event of the death of the individual and the failure of the executor, adiministrator personal representative of the estate of the decreased individual to have assigned the Lease within three (3) months after the death to an assignee approved by Landlord; then, and in any of said events, Landlord, at its option, may exercise any or all of the remedies set forth in Paragraph 27 below.

     27. Remedies. Upon the occurrence of any default set forth in Paragraph 26 above which is not cured by Tenant within the applicable cure period, if any, provided therein, Landlord may exercise all or any of the following remedies:
(i) terminate this Lease by giving Tenant written notice of the termination, in which event this Lease shall terminate on the date specified in such notice and all rights of Tenant under this lease shall expire and terminate as of such date, Tenant shall remain liable for all obligations under this Lease up to the date of such termination and Tenant shall surrender the Premises to Landlord on the date specified in such notice, and if Tenant fails to so surrender Landlord shall have the right, without notice, to enter upon and take possession of the

Premises and to expel and remove Tenant and its effects without being liable for prosecution or any claim of damages therefor; (ii) terminate this Lease as provided in the immediately proceeding subsection and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including without limitation, the then present value of (a) the total rent which would have been payable hereunder by Tenant for the period beginning with the day following the date of such termination and ending with the Expiration Date of the Term as originally scheduled hereunder, minus (b) the aggregate reasonable rental value of the Premises for the same period, plus (c) the costs of recovering the Premises, and all other expenses incurred by Landlord due to Tenant's default, including without limitation, reasonable attorney's fees, plus (d) the unpaid Rent earned as of the date of termination plus interest, all of which sum shall be immediately due and payable by Tenant to landlord; (iii) without terminating this lease, declare immediately due and payable the present value (using a discount rate of 9%) of all Rent due under this Lease for the entire remaining scheduled Term of this Lease, together with the costs of recovering the Premises and all other expenses incurred by Landlord in connection with Tenant's default, plus the unpaid Rent earned as of the date of termination, plus interest thereon: Landlord and Tenant acknowledging that such payment shall not be deemed a penalty but shall merely constitute payment of liquid damages, it being acknowledged by both parties that Landlord's actual damages, in the event of such default, would be extremely difficult, if not impossible, to ascertain; provided, however, that upon making any such payment, Tenant shall be entitled to receive an amount from Landlord equal to all rents received by Landlord from other tenants of the Premises during the remaining scheduled Term of the Lease, provided that Tenant shall in no event be entitled to receive in excess of the entire amount actually paid by Tenant to Landlord hereunder less all costs, expenses and attorneys' fees of Landlord in connection with any re-letting; (iv) without terminating this Lease, and without notice to Tenant, Landlord may in its own name, but as agent for Tenant enter into and take possession of the Premises and re-let the Premises, or a portion thereof, as agent of Tenant, upon any terms and conditions as Landlord may deem necessary or desirable (Landlord shall have no obligation to attempt to re-let the Premises or any part thereof. Upon any such re-letting, all rentals received by Landlord from such re-letting shall be applied first to the costs incurred by Landlord in accomplishing any such re-letting and thereafter shall be applied to the Rent owed by Tenant to Landlord during the remainder of the Term of this Lease.); (v) allow the Premises to remain unoccupied and collect Rent from Tenant as it becomes due or
(vi) pursue such other remedies as are available at law or in equity.

     28. DESTRUCTION OR DAMAGE. If the Premises are destroyed or damaged by storm, fire, earthquake, or other casualty, Landlord shall notify Tenant in writing, within ninety (90) days following such casualty, whether Landlord reasonably deems that restoration can be accomplished within one (1) year after the casualty occurs. If Landlord notifies Tenant that such restoration cannot be accomplished within such period, or if substantial damage occurs during the last year of the Term, this Lease shall terminate as of the date of such destruction or damage and Rent shall be accounted for between Landlord and Tenant as of that date. If Landlord deems that restoration can be accomplished within such period and the casualty does not occur during the last year of the Term, Rent shall abate in such proportion as the use of the Premises has been destroyed, Tenant shall pay to Landlord all insurance proceeds covering the Premises, and Landlord shall, to the extent of available insurance proceeds, restore the Property And Premises to substantially the same condition as before the damage occurred as soon as practicable, whereupon full Rent shall recommence. Notwithstanding anything thereinabove to the contrary, if any such casualty causes material damage and is not covered by Landlord's insurance, or if Landlord's mortgagee does not make the insurance proceeds available to Landlord for restoration, Landlord shall have the right to terminate this Lease at the time Landlord provides Tenant the notice required above.

     29. EMINENT DOMAIN. If the whole of the Premises, or such portion of either as will make it economically unfeasible for Landlord to operate the Property or will make the Premises unusable in the reasonable judgment of Landlord for the purposes herein leased, is condemned or taken by any legally constituted authority for any public use or purpose, then in either of said events, the Term hereby granted shall cease from that time when possession thereof is taken by the condemning authorities, and Rent shall be accounted for as between Landlord and Tenant as of that date. Landlord shall notify Tenant of such determination within ninety (90) days of the date title vests in the condemning authority. If such taking occurs and Landlord does not terminate this Lease, this Lease shall continue in full force and effect and the Rent shall be reduced pro rata in proportion to the amount of the Premises so taken. Tenant shall have no right or claim to any part of any award made to or received by Landlord for such condemnation or taking, and all awards for such condemnation or taking shall be made solely to Landlord.

     30. SERVICE OF PROCESS. Except as otherwise provided by law, Tenant hereby appoints its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, the person in charge of or occupying the Premises at the time of such proceeding or notice; and if no person be in charge or occupying the Premises, then such service of notice may be made by attaching the same to the front entrance of the Premises.

     31. MORTGAGEE'S RIGHTS. Tenant agrees that this Lease shall be subject and subordinate (i) to any loan deeds, mortgages, deeds to secure debt or any other security interests now on the Premises and to all advances already made, or which may be hereunder made on account of said loan deeds, mortgages, deeds to secure debt or any other security interests to the full extent of all debts and charges secured thereby and to all renewals or extensions of any part thereof, and to any loan deed which now exists of which any owner of the Premises may hereafter, at any time, elect to place on the Premises; (ii) to any Assignment of Landlord's interest in Lease covering the Lease which now exists or which any owner of the premises may hereafter, at any time elect to place on the Lease; and (iii) to any Uniform Commercial Code Financing Statement covering the personal property rights of Landlord or any Owner of the Premises which now exists or any owner of the Premises may hereafter, at any time, elect to place on thee foregoing personal property (all of the foregoing instruments set forth in (i), (ii), and (iii) or above being hereafter collectively referred to as "Security Documents"). Tenant agrees upon request of the holder of any Security Documents ("Holder") to hereafter execute such paper or papers which the counsel for Landlord or Holder may deem necessary to evidence the subordination of the Lease to the Security Documents, in default of Tenant so doing, Landlord or Holder is hereby empowered to execute such paper or papers in the name of Tenant evidencing such subordination, as the act and deed of Tenant shall thereafter remain bound pursuant to the terms of this Lease as if a new and identical Lease between such Purchaser, as landlord, and Tenant, as tenant, had been entered into for the reminder of the Term hereof and Tenant shall attorn to the Purchaser upon such foreclosure sale and shall recognize such Purchaser as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of Holder, any instrument or certificate that may the necessary or appropriate in any such Foreclosure proceeding or otherwise to evidence such attornment.

     Tenant hereby acknowledges that if the interest of Landlord hereunder is covered by an Assignment to Landlord's Interest in Lease, Tenant shall pay all Rent due and payable under the Lease directly to the holder of the Assignment to Landlord's Interest in Lease upon notification of the exercise of the rights thereunder by the Holder thereof.

     32. Tenant's Estoppel: Attornment. Tenant shall from time to time, upon not less than ten (10) days prior written request by Landlord, execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), the dates to which the Rent has been paid, that Tenant is not in default hereunder and has no offsets or defenses against Landlord under this Lease, whether or not to the best of Tenants knowledge Landlord is in default hereunder (and if so, specifying the nature of the default) and any other information reasonably requested by Landlord, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or by a mortgagee of Landlord's interest or assignee of any security deed upon Landlord's interest in the Premises. In the event of any sale of the Property by Landlord, Tenant shall attorn to the purchaser as Landlord hereunder. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to executive and deliver at any time and from time to time, upon the request of the Landlord or of such purchaser any instrument on certificate that may be necessary to appropriate to evidence such attornment.

     33. Attorney Fees. If any Rent owing under this Lease is collected by or through an Attorney at Law, Tenant agrees to pay fifteen percent (15%) thereof as attorney's fees.

     34. Parking. Landlord hereby agrees to maintain parking spaces on the Property in a ratio equal to or greater than three (3) spaces per one thousand rentable feet of the buildings on the Property. Tenant shall have no rights to any specific parking spaces granted under this Lease; however, Tenant and its employees shall be entitled to use the parking facilities located on the
Property in common with and on the same basis as the other tenants of the Property. Landlord reserves the right to relocate, and to make alterations or additions to such parking facilities at any time or to enter into cross-easements to allow the use of such parking facilitated by the occupant of other portions of the project of which the buildings on the Property are a part of by adjoining land owners and their licenses and invites.

     35. Storage. If landlord makes available to Tenant any storage space outside the Premises anything stored therein shall be wholly at the risk of Tenant, and Landlord shall have no responsibility of any character in respect thereto.

     36. Waste. (a) All normal trash and waste (i.e. waste that does not require special handling pursuant to subparagraph (b) below) shall be disposed of through the Tenant's janitorial service.

                                       (b) Tenant shall not bring any  hazardous
waste or substances (as defined by CERCLA, RCRA or any other applicable government authority) into the Premises. Tenant hereby indemnifies and holds harmless Landlord, its successors and assigns (including the holders of any deeds to secure debt, mortgages or other security interest encumbering the Property) from and against any loss, claims, demands, damage or injury Landlord may suffer or sustain as a result of Tenant's failure to comply with the provisions of this subparagraph (b).

     37. Surrender of Premises. Whenever under the terms hereof Landlord is entitled to possession of the Premises, Tenant at once shall surrender the Premises and the keys thereto to Landlord in the same condition as on the Commencement Date hereof, natural wear and tear and damage by casualty (unless caused by Tenant) and condemnation only excepted, Tenant shall remove all of its property therefrom and Landlord may forthwith re-enter the Premises and repossess itself thereof and remove all persons and effects therefrom, using such force as may be necessary without being guilty of forcible entry, detainer, trespass or other tort. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease. If the last day of the Term of this Lease or any renewal falls on Sunday or a legal holiday, this Lease shall expire on the business day immediately preceding.

     38. Cleaning Premises. Upon vacating the Premises, Tenant agrees to clean the Premises thoroughly or to pay Landlord for the cleaning necessary to restore the Premises to their condition when Tenant's possession commenced, natural wear and tear and damage by casualty (unless caused by Tenant) and condemnation only excepted, regardless of whether any security deposit has been forfeited.

     39. No Estate in Land. This contract shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy or sale, and not assignable by Tenant except with Landlord's consent.

     40.  Cumulative  rights.  All  rights,   powers  and  privileges  conferred
hereunder upon the parties hereto shall be cumulative but not restrictive to those given by law.

     41. Paragraph Titles; Severability. The paragraph titles used herein are not to be considered a substantive part of this Lease, but merely descriptive aids to identify the paragraph to which they refer. Use of the masculine gender includes the feminine and neuter, and vice versa, where necessary to impart contextual continuity. If any paragraph or provision herein is held invalid by a court of competent jurisdiction, all other paragraphs or severable provisions of this Lease shall not be affected thereby, but shall remain in full force and effect.

     42. Damage or Theft of Personal Property. All personal property brought into the Premises shall be at the risk of the Tenant only and Landlord shall not be liable for theft thereof or any damage thereto occasioned by any acts of co-tenants, or other occupants of the Property or any of the buildings located thereon, or any other person, except, with respect to damage to the Premises, as may be occasioned by the negligent or willful act of the Landlord, its employees and agents.

     43. Holding Over. In the event Tenant remains in possession of the Premises after the expiration of the Term hereof, or of any renewal term, with Landlord's acquiescence and without any express written agreement of the parties, Tenant shall be a tenant at will and such tenancy shall be subject to all the provisions hereof, except that the monthly rental shall be at double the monthly Base Rent payable hereunder upon such expiration of the Term hereof, or of any renewal term, as the same would be adjusted pursuant to the provisions of Paragraph 4 hereof. There shall be no renewal of this Lease by operation of law or otherwise. Nothing in this Paragraph shall be construed as a consent by Landlord after the expiration of the Term hereof, or any renewal term.

     44. Security Deposit. Tenant shall pay Landlord the sum of Five thousand five hundred Dollars ($5,500.00) (hereinafter referred to as "Security Deposit") which shall be held by the Landlord during the Term of this Lease, or any renewal thereof. Under no circumstances will Tenant be entitled to any interest on the Security Deposit. The Security Deposit may be used by Landlord, at its discretion, to apply to any amount owing to Landlord hereunder, or to pay the expenses of repairing any damage to the Premises, or to cure any default of Tenant hereunder. If Landlord uses all or any portion of the Security Deposit as permitted therein, Tenant shall, within ten (10) days of written demand by Landlord, pay to Landlord the amount necessary to fully restore the Security Deposit to its original amount. If there are no payments to be made from the Security Deposit as set out in this paragraph, or if there is any balance of the Security Deposit remaining after all payments have been made, the Security
Deposit, or such balance thereof remaining, will be refunded to the Tenant within thirty (30) days after fulfillment by Tenant of all obligations hereunder. In no event shall Tenant be entitled to apply the Security Deposit to any Rent due hereunder. Upon sale or conveyance of the Property, Landlord may transfer or assign the Security Deposit to any new owner of the Premises, and upon such transfer all liability of Landlord for the Security Deposit shall terminate. Landlord shall be entitled to commingle the Security Deposit with its other funds.

     45. Leasehold Improvements. Landlord hereby agrees to construct leasehold improvements in the Premises, at a cost not to exceed $25,600.00, in accordance with those plans and specifications ("Plans and Specifications") attached hereto as Exhibit "C" and incorporated herein by reference ("Tenant's Work"). Tenant's Work shall be constructed by a contractor chosen by Landlord and acceptable to Tenant and shall be constructed in a good and workmanlike manner. Tenant shall accept or reject contractor in a timely manner. Tenant shall not be entitled to make any changes to the Plans and

Specifications without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion unless Tenant first agrees, in writing, to pay all increases and costs resulting from any such change order and agrees that the determination of substantial completion of the Tenant's Work shall be accelerated by the number of days of delay caused by such change order. Landlord shall provide Tenant with up to $20,000.00 for additional Leasehold Improvements on July 1, 1998. Said monies shall be provided after Tenant submits to Landlord receipts for all materials, lien wavers signed by all contractors, governmental permits and a certificate of occupancy. This $20,000.00 shall applied to and be provided for Suite 200 only and shall not be payable by Landlord if Tenant should purchase the Property on or before June 30, 1998.

     46. Rules and Regulations. The Rules and regulations in regard to the Property, annexed hereto as Exhibit "B", and all reasonable rules and regulations, which Landlord may hereafter, from time to time, adopt and promulgate for the government and management of said Property, are hereby made a part of this Lease and shall, during the said term, be in all things observed and performed by Tenant, his agents, employees and invites.

     47. Quiet Enjoyment. Tenant, upon payment in full of the required Rent and full performance of the terms, conditions, covenants and agreement contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises during the Term hereof. Landlord shall not be responsible for the acts or omissions of any other tenant or third party that may interfere with Tenant's use and enjoyment of the Premises.

     48. Entire Agreement. This Lease contains the entire agreement of the parties and no representations, inducement, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

     49. Limitation of Liability. Landlord's obligations and liability with respect to this Lease shall be limited solely to Landlord's interest in the Property, as such interest is constituted from time to time, and neither Landlord nor any partner of landlord, or any officer, director, shareholder, or partner of any partner of Landlord, shall have any personal liability whatsoever with respect to this Lease.

     50. Submission of Agreement. Submission of this Lease to Tenant for signature does not constitute a reservation of space or an option to acquire a right of entry. This Lease is not binding or effective until execution by and delivery to both Landlord and Tenant.

     51. Corporate Authority. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby personally represent and warrant that Tenant is a duly organized and validly existing corporation, that Tenant is qualified to do business in the State of Georgia, that Tenant has full right, power and authority to enter into this Lease, and that each person signing on behalf of Tenant is authorized to do so. In the event any such representation and warranty is false, all persons who execute this Lease shall be individually, jointly and severally, liable as Tenant. Upon Landlord's request. Tenant shall provide Landlord with evidence reasonably satisfactory to tenant confirming the foregoing representations and warranties.

     52. Notices. All notices, consents demands, requests, or other communications required or permitted hereunder shall be deemed given, whether actually received or not, when dispatched for hand delivery or delivery by air express courier (with signed receipts) to the other party at the address set forth below, or on the second business day after deposit in the United States Mail, postage prepaid, certified, return receipt requested to the address set forth below, except for notice of change of address which shall be deemed given only upon actual receipt. Any time period for response to a notice shall begin to run only when the notice is actually received, when delivery is refused or when delivery cannot be accomplished because the party to whom the notice has been sent can no longer be found at the correct notice address. The addresses of the parties for notices are as follows:

      Landlord's Address for Notice:      Tenant's Address for Notices:

      Rand Realty Co.                     Electronic Claims & Funding, Inc.
      1786 Resurgens Plaza                Suite 200
      945 E. Paces Ferry Rd., N.E.        2865 Amwiler Road
      Atlanta, GA 30326                   Atlanta, GA 30360
      Attn: Mr. Stanley Levitt

     53. Special Stipulations. Special Stipulations numbered 1 though 9 are attached hereto as Exhibit "D" and made a part hereof and if the Special Stipulations conflict with the above provisions, the Special Stipulations shall control.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, the day and year first above written.


LANDORD: Rand Realty Co                TENANT: Electronic Claims & Funding, Inc.

-----------------------------------    -------------------------------------

BY: /s/ Harriet Rand                   BY: /s/

TITLE: President                       TITLE: President
      (CORPORATE SEAL)                      (CORPORATE SEAL)

    WITNESS: /s/                       ATTESTED TO:

                                       BY: /s/ Barbara B. Hughes
                                       ITS: Vice President
                                       (Corporate Secretary)


                         (CORPORATE RESOLUTION ATTACHED)

                              CORPORATE RESOLUTION

Name of Corporation: Electronic Claims and Funding, Inc. a Georgia Corporation

I, the undersigned, hereby certify that I am an officer of the above named Corporation; that the following is a true copy of the resolution duly adopted by the Board of Directors of this Corporation at a meeting duly held on 5 day of July, 1995, at which a quorum was present, and that such resolution has not been rescinded or modified and is now in full force and effect.

Resolved, that Thomas W. Hughes has the authority to enter into this Lease Agreement for Electronic Claims and Funding, Inc.

In Witness Whereof, I have hereunto subscribed my name and affixed the sale of this Corporation,

this 7 day of July, 1995.

/s/ James E. Hunding

----------------
Title: Chairman of Board/Secretary

(Affix Corporate Seal)

                               AMENDMENT TO LEASE

     THIS AMENDMENT TO LEASE, made this 3rd day of January, 1997, between T & J Enterprises, LLC as "Lessor", as successors in interest to 2865 Amwiler Road, and Electronic Claims & Funding, Inc., as "Lessee."

                               W I T N E S S E T H

     WHEREAS, by Lease Agreement dated the 1st of August, 1995 (the "Lease"), Lessor did lease to Lessee a certain Premises (the "Demised Premises") in the office building known as 2865 Amwiler Road located in Gwinnett County, Georgia; and

     WHEREAS, "Lessee" and "Lessor" desire to amend said Lease as follows:

     NOW THEREFORE, in consideration of the Premises and the sum of ten and 00/100 dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed as follows:

     1. The Premises is hereby increased from 6,400 rentable square feet to 9,600 rentable square feet.

     2. The monthly rent as stipulated in Exhibit "D" of the Lease is now based upon 9,600 rentable square feet. The commencement date for this Amendment is January 1, 1997. The monthly rent beginning January 1, 1997, is $6,776.00 and shall escalate as described in Exhibit "D" which is four percent (4%) per lease year. The common area maintenance fee paid monthly is also now based upon 9,600 rentable square feet.

     3. Tenant hereby accepts the premises in "as is" condition without further obligation from the Landlord.

     4. All other terms and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, "Lessor" and "Lessee" have caused this Third Amendment to be duly authorized, executed and delivered as of the day and year first above written.ove written.


Lessor:                    Lessee:

T & J ENTERPRISES, LLC     ELECTRONIC CLAIMS & FUNDING, INC.
By: /s/                    By: /s/ Roger L. Primeall

Its: /s/                   Its:

                                   EXHIBIT E2

                       FIRST RIGHT REFUSAL AREA AMENDMENT

                                     PAGE 1

THIS AMENDMENT TO LEASE AGREEMENT, is made into this ____ day of _______ 19__, by and between RAND REALTY CO. ("Landlord") and ELECTRONIC CLAIMS & FUNDING, INC. ("Tenant")

WITHNESSETH

     WHEREAS, Landlord and Tenant have heretofore entered into that certain Lease Agreement, attached hereto and incorporated herein by this reference regarding certain real property in Land Lot 250 of the 6th District of Gwinnett County, Georgia (the "Lease") covering the lease of Property described as: 2865 Amwiler Road, Atlanta, Georgia.

     WHEREAS, Landlord and Tenant desire to amend the Lease,

     NOW THEREFORE, for and in consideration of the sum of ONE AND NO/100THS ($1.00) DOLLAR and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by Landlord and Tenant, Landlord and Tenant hereby agree as follows:

1. Tenant desires to lease the additional space by approximately 6528 gross square feet which represents 16.42% of the total gross square footage of the entire building for purposes of Tenant's pro rata charge of common area maintenance charge, tax charge and insurance charge, base rental and any other charge as set forth in the Lease.

2. Upon the execution of this amendment, Tenant shall pay to Landlord as additional monthly Base Rental pursuant to Special Stipulation 2 in Exhibit "D" of the Lease. Provided, however, in no event will the monthly Base Rental be less than the rate as stipulated on a square footage bases in Exhibit D 1. In terms of which the minimum base rental shall be:

     If Right to Exercise in period 8/1/95 to 6/30/95; $4,428.16 per month or $53.137.92 per annum which is calculated at $8.14 per square foot per annum for base rental. This Right of First Refusal to rent additional space will escalate at the same rate and at the same time intervals as set out in Paragraph 1 of Special Stipulations in Exhibit "D".

3. Landlord will spend up to a maximum of $26, 112..00 of Leasehold improvement money as provided for in Paragraph 45 of Lease if Tenant executes this Amendment no later than June 30, 1997.

4. Tenant shall tender an additional security deposit equal to the first full months Base Rental.

5. Lease Guaranty - The obligations of Tenant under this Lease shall be unconditionally guaranteed by Video Enterprises Corporation d/b/a Entre Computer Center, who agrees to execute the Lease Guaranty attached by Exhibit "G" hereto.

6. Assignment - Provided that Lease Guaranteed in terms of Paragraph 5 hereof, Lease can be assigned to any entity in which effectively is 100% owned and controlled by James Hindy and Thomas Hughes.

     Except as expressly amended hereby, the Lease shall otherwise remain in full force and effect as originally executed and previous amendments.

     This Amendment shall bind and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF, the Landlord and Tenant have signed, scaled and delivered this Agreement on the day, month, and year first above written.

LANDLORD: RAND REALTY CO.                TENANT:    ELECTRONIC CLAIMS &

                                  FUNDING, INC.

By:                                      By:

   -----------------------------------      ------------------------------------

Title:                                   Title:

      --------------------------------         ---------------------------------

                                   EXHIBIT E3

                       FIRST RIGHT REFUSAL AREA AMENDMENT

                                     PAGE 1

THIS AMENDMENT TO LEASE AGREEMENT, is made and entered into this *_______ day of _______ 19__, by and between RAND REALTY CO. (Landlord") and ELECTRONIC CLAIMS & FUNDING, INC. ("Tenant")

WITNESSETH

     WHEREAS, Landlord and Tenant have heretofore entered into that certain Lease Agreement, attached hereto and incorporated herein by this reference regarding certain real property in Land Lot 250 of the 6th District of Gwinnett County, Georgia (the "Lease") covering the lease of Property described as: 2865 Amwiler Road, Atlanta, Georgia.

     WHEREAS, Landlord and Tenant desire to amend the Lease,

     NOW, THEREFORE, for and in consideration of the sum of ONE AND NO/1OOTHS ($1.00) DOLLAR and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by Landlord and Tenant, Landlord and Tenant hereby agree as follows:

1. Tenant desires to lease the additional space as shown on the floor plan on page two of this amendment. This additional space will increase Tenants space by approximately 12,428 gross square feet which represents 31.26% of the total gross square footage of the entire building for purposes of Tenant's pro rata charge of common area maintenance charge, tax charge and insurance charge, base rental and any other charge as set forth in the Lease.

2. Upon the execution of this amendment, Tenant shall pay to Landlord as additional monthly Base Rental pursuant to Special Stipulation 2 in Exhibit "D" of the Lease. Provided, however, in no event will the monthly Base Rental be less than the rate as stipulated on a square footage bases in Exhibit D 1 . In terms of which the minimum base rental shall be:

     If Right to Exercise in period 8/1/95 to 6/30/96; $8,430.32 per month or $101,163.92 per annum which is calculated at $8.14 per square foot per annum for base rental. This Right of First Refusal to rent additional space will escalate at the same rate and at the same time intervals as set out in Paragraph 1 of Special Stipulations in Exhibit "D".

3. Landlord will spend up to a maximum of $49,712.00 of Leasehold improvement money as provided for in Paragraph 45 of Lease if Tenant executes this Amendment no later than June 30, 1997.

4. Tenant shall tender an additional security deposit equal to the first full months Base Rental.

5. Lease Guaranty - The obligations of Tenant under this Lease shall be unconditionally guaranteed by Video Enterprises Corporation d/b/a Entre Computer Center, who agrees to execute the Lease Guaranty attached by Exhibit "G" hereto.

6. Assignment - Provided that Lease Guaranteed in terms of Paragraph 5 hereof, Lease can be assigned to any entity in which effectively is 100% owned and controlled by James Hindy and Thomas Hughes.

     Except as expressly amended hereby, the Lease shall otherwise remain in full force and effect as originally executed and previous amendments.

     This Amendment shall bind and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF, the Landlord and Tenant have signed, sealed and delivered this Agreement on the day, month, and year first above written.

LANDLORD: RAND REALTY CO. TENANT:           ELECTRONIC CLAIMS & FUNDING, INC.


By:                                      By:
   -----------------------------------      ------------------------------------

Title:                                   Title:
      --------------------------------         ---------------------------------